UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 28, 2012

SAVEDAILY, INC.

(Exact name of registrant as specified in Charter)

Nevada	333-143039	20-8006878
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

3020 Old Ranch Parkway, Suite 140

Seal Beach, California 90740

(Address of Principal Executive Offices)

(562) 795-7500

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01 Entry into a Material Definitive Agreement.

On March 28, 2012 (the “Effective Date”), SaveDaily, Inc. (the “Company”), along with SaveDaily.com, Inc., a wholly-owned subsidiary of the Company, entered into a financing agreement (the “Financing and Security Agreement”) with SaveDaily Partners, L.P., a Delaware limited partnership (the “Lender”), pursuant to which the Lender agreed to fund up to $3,000,000 of which an aggregate of $1,250,000 was funded as of April 13, 2012. The Lender has the option to provide additional financing of $1,750,000 (“Additional Financing”) by purchasing additional Notes on or before the twelve month anniversary of the Initial Closing date, all on the terms and subject to the conditions contained in the Financing and Security Agreement. The Additional Financing includes a right by the Borrower that commences on the 180th day following the Initial Closing and ends on the first anniversary of the Closing of the Financing to sell and issue to the Lender, a Note in the initial principal amount of Five Hundred Thousand Dollars ($500,000) (the “Second Financing”). We executed a convertible Senior Secured Promissory Note (collectively, with the Financing and Security Agreement, the “Financing Documents” and the transaction being the “Financing”).  The obligations owing to the Lender are due and payable in full on or before the earlier to occur of: (a) the date that is five years from the Initial Closing Date and (b) the date of any default as specified in the Financing and Security Agreement. The interest rate on the Note is 6% per annum.

The Company has covenanted with the Lender that the Company will not permit its consolidated revenues in a given period to fall below an agreed upon amount as set forth in the Financing and Security Agreement.

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The Company has further covenanted with the Lender that the Company will not permit its consolidated operating profit for a given period to fall below (or, in the case of an operating loss, to be greater than) an agreed upon amount as set forth in the Financing and Security Agreement. Please refer to Section 8 of the Financing and Security Agreement for a further description of these and other covenants made by the Company to the Lender.

Pursuant to the Financing Documents, the Company granted the Lender a first lien security interest in all of the Company’s assets to secure the Company’s obligations under the Financing Documents. Under the agreements between the parties, the Company’s failure to meet any targeted revenue or operating profit (loss) amount will not be deemed a Default under the agreements with the Lender unless the amount by which the Company fails to achieve the amount specified for a particular period is greater than fifty percent (50%) of that specified amount (the “Covenant Default Threshold”). The Company and the Lender have agreed that any such failure will be deemed a “Financial Covenant Failure,” and not a Default. For so long as a Financial Covenant Failure exists, interest on the outstanding Notes will accrue at an annual rate equal to nine percent (9.0%) and upon the Company’s satisfaction of the financial covenant requirements for a subsequent period, the rate of interest payable on the Notes will revert to the interest rate applicable prior to the Financial Covenant Failure. In the event that the Covenant Default Threshold is exceeded the Lender has various options as outlined in the Financing and Security Agreement.

Any such default may cause or result in material adverse consequences that could lead to lower share prices for our stock and significant losses for our shareholders.

The Financing also provides that the Lender may convert all or a portion of the advances made thereunder for shares of the Company’s common stock, at a conversion price of $0.37 per share. The conversion price under the Senior Secured Promissory Note is subject to adjustment upon occurrence of certain events including stock splits, stock dividends, and certain dilutive issuances.

The Company issued a press release announcing the Financing on April 5, 2012. A copy of the press release is furnished herewith as Exhibit 99.1. The foregoing descriptions of the Financing and its terms do not purport to be a complete statement of the Financing or of the parties’ rights and obligations under the Financing Documents. The above descriptions are qualified in their entirety by reference to the Financing Documents, attached as exhibits to this Current Report on Form 8-K. The Financing Documents are incorporated herein by this reference.

Item 3.02 Unregistered Sales of Equity Securities.

On March 28, 2012, we entered into a financing agreement with SaveDaily Partners, L.P., a Delaware limited partnership, pursuant to which we received an aggregate of $1,250,000 as of April 13, 2012. We intend to use the proceeds to retire the $750,000 convertible note due in August 2012, expansion of our sales and marketing efforts, and for general working capital purposes.

We executed a senior secured promissory note, convertible into shares of our common stock at $0.37 per share, subject to adjustment.

At the closing we paid or agreed to pay: (pay or reimburse SDLP for (a) up to $20,000 of SDLP’s legal, professional and out-of-pocket fees and expenses incurred or charged in connection with the Initial Financing (which amount may be withheld by SDLP to pay such amounts but shall nonetheless be deemed to have been advanced to Borrower as part of the Initial Financing), (b) up to $20,000 of SDLP’s legal, professional and out-of-pocket fees and expenses incurred or charged in connection with the Second Financing and each Additional Financing, if any, and (c) $43,750 paid to a finder. The Financing and Security Agreement also recites that for a period of four years Lender shall have a right of first refusal with respect to any future financing we may seek, whether debt or equity. According to the Financing and Security Agreement, before we may accept any funds from any third party, we must present Lender with the opportunity to finance, lend or invest such funds on the terms offered by such third party.

For further information about the terms of these transactions, please see the disclosures under Item 1.01 above, which is incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Number	Description

10.1	Financing and Security Agreement, dated as of March 28, 2012.

10.2	Convertible Promissory Note, dated as of March 28, 2012.

99.1	Press Release, dated April 5, 2012, announcing the Financing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SAVEDAILY, INC.

Date: April 16, 2012	By:	/s/ Jeff Mahony
Jeff Mahony,
Chief Executive Officer

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